Registration No. 333-07305

1940 Act File No. 811-07685

Filed Pursuant to Rule 497(e)

Frontier MFG Global Plus Fund

Institutional Class Shares (FMGPX)

Service Class Shares (FMPSX)

Class Y Shares (FMGYX)

Supplement dated February 11, 2022

to the Prospectus dated October 31, 2021

Effective as of February 7, 2022, Ms. Nikki Thomas was appointed as Lead Portfolio Manager of the Frontier MFG Global Plus Fund (the “Fund”).   Mr. Hamish Douglass, currently the Fund’s sole portfolio manager, is taking a medical leave of absence.

The following information replaces the table and sub-heading under “Summary Section – Portfolio Manager”:

Portfolio Managers.

Name	Portfolio Manager of the Fund Since	Title
Nikki Thomas	2022	Lead Portfolio Manager
Hamish Douglass	2011	Portfolio Manager

The following information replaces the information and sub-heading under “Fund Management—Portfolio Manager”:

Portfolio Managers.

Nikki Thomas. Nikki Thomas serves as Lead Portfolio Manager of the Fund. Ms. Thomas has ultimate responsibility for the investment decisions for the Fund. Ms. Thomas previously worked at MFG Asset Management from 2007 until December 2017, where she held various roles, including Head of Research and Portfolio Manager. Following her time at MFG Asset Management, Ms. Thomas served as a Global Portfolio Manager at Alphinity Investment Management in Australia from June 2018 to January 2022. Ms. Thomas has a Bachelor’s Degree in Commerce from the University of New South Wales. She is also a Chartered Financial Analyst (CFA Institute) and an Associate member of the Institute of Chartered Accountants in Australia.

Hamish Douglass. Hamish Douglass serves as the Portfolio Manager of the Fund. Mr. Douglass has ultimate responsibility for the investment decisions for the Fund. Mr. Douglass co-founded MFG Asset Management in July 2006 and serves as Chairman of MFG. Prior to founding MFG Asset Management, Mr. Douglass served as Co-Head of Global Banking at Deutsche Bank, Australia, a firm he joined in 1998. Mr. Douglass has a Bachelor’s Degree in Commerce from the University of New South Wales.

Please retain this Supplement for future reference.